SUPPLEMENT

Dated November 29, 2006

to the Statement of Additional Information (the “SAI”)

for Hartford HLS Series Fund II, Inc.

Class IA Shares

Dated May 1, 2006

The SAI is revised as follows effective December 4, 2006:

Hartford MidCap Stock HLS Fund

On August 2, 2006, the Board of Directors approved a resolution changing the name of the “Hartford MidCap Stock HLS Fund” to “Hartford MidCap Growth HLS Fund.

At a Special Meeting of Shareholders held on November 16, 2006, shareholders of Hartford MidCap Stock HLS Fund approved a sub-advisory agreement (the “Agreement”) between HL Investment Advisors, LLC, the fund’s investment adviser, and Hartford Investment Management Company (“Hartford Investment Management”).  Pursuant to the Agreement, to take effect on or about December 4, 2006, Hartford Investment Management will replace the fund’s current sub-adviser, Northern Capital Management, LLC, (“Northern Capital”) and will serve as sole sub-adviser to the fund.  Accordingly, all references and disclosures concerning Northern Capital are hereby deleted.

(a)           On the front cover of the SAI, the fund’s name is changed to “Hartford MidCap Growth HLS Fund” and conforming changes are made throughout the SAI. (Effective December 11, 2006).

(b)           In the section entitled “Investment Management Fees” “Sub-Advisory Fees,” the section is supplemented by adding the following table:

Fund	Sub-Adviser	Average Daily Net Assets	Annual Rate
MidCap Growth HLS Fund	Hartford Investment Management	All Assets	At Cost

(c)           In the section entitled “Portfolio Managers” “Other Accounts Managed by Hartford Investment Management Portfolio Managers,” the following table is inserted:

MidCap Growth HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM	Pooled Accounts	AUM	Other Accounts	AUM
		($ mil)		($ mil)		($ mil)
Mark Waterhouse (1)	3	$184,636,036	0	$0	1	$31,854,593

(1)          Mr. Waterhouse became the portfolio manager for Hartford MidCap Growth HLS Fund to be effective on or about December 4, 2006.  Therefore, the information presented in the table above is current as of October 31, 2006.

(d)           The section entitled “Conflicts of Interest Between the HLS Fund Sub-Advised by Hartford Investment Management and Other Accounts” has been renamed to “Conflicts of Interest Between the HLS Funds and Other Accounts Managed by Hartford Investment Management” and all references to “Blue Chip Stock HLS Fund” are replaced with “HLS Funds.”

(e)           In the section entitled “Compensation of Hartford Investment Management Portfolio Managers,” in the fourth paragraph, the third sentence is hereby deleted and replaced as follows:

A listing of each HLS Fund and the benchmark by which such HLS Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis.

In addition, in the same section, following the last full paragraph the following information is added:

The benchmark(s) by which each HLS Funds’ performance is measured for compensation purposes is as follows:

HLS Fund	Benchmark
Blue Chip Stock HLS Fund	Russell 1000 Growth Index
MidCap Growth HLS Fund	Russell MidCap Growth Index

Equity Securities Beneficially Owned by Portfolio Managers of Hartford Investment Mangement Portfolio Managers

As of November 28, 2006, Mr. Waterhouse did not beneficially own any of the shares of MidCap Growth HLS Fund.

This Supplement should be retained with your SAI for future reference.